Exhibit 99.1

January 11, 2005

Pediatrix Medical Group, Inc.
     and its subsidiaries and affiliates set forth on the signature pages hereto
1455 North Park Drive
Fort Lauderdale, FL 33326

Attention: Karl B. Wagner, Chief Financial Officer~S.CONT

           Re:      Amendment No. 1 to Credit Agreement

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of July 30, 2004 by and among PEDIATRIX MEDICAL GROUP, INC., a Florida corporation, and certain of its subsidiaries and affiliates (collectivel, the “Borrowers”), as Borrowers, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), and the Lenders (as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”). All capitalized terms not otherwise defined herein shall have the meaning given thereto in the Credit Agreement.

Pursuant to the request of the Borrowers, each of the Administrative Agent and each Lender signatory hereto, by its respective execution of this amendment letter (this “Amendment Letter”), as acknowledged by the Borrowers, hereby agrees, subject to the terms and conditions set forth herein, to amend the Credit Agreement by deleting Section 7.06 thereof in its entirety and replacing such Section 7.06 with the following:

     7.06 Acquisitions. Enter into any Acquisition Agreement, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, unless either (a) the aggregate amount of the Costs of Acquisition and Earnout Payments with respect to such Acquisition does not exceed $5,000,000, or (b) each of the following conditions is satisfied: (i) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition (other than in the case of an Acquisition pursuant to a Holder Purchase Grant) and has Permitted Acquisition EBITDA for the most recently ended twelve-month period of not less than $1, (ii) the line or

Pediatrix Medical Group, Inc., et al.
January 11, 2005

lines of business of the Person to be acquired are substantially the same as one or more line or lines of business conducted by the Company and its Subsidiaries, (iii) the operations of the Person to be (or whose assets are to be) acquired are primarily in the United States or its territories, (iv) no Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition and the Company shall have furnished to the Administrative Agent a Compliance Certificate prepared on an historical pro forma basis as of the most recent date for which financial statements have been furnished pursuant to Section 4.01 or Section 6.01(a) or (b) giving effect to such Acquisition, which certificate shall demonstrate that no Default would exist immediately after giving effect thereto, (v) the Person acquired shall be a wholly-owned Subsidiary, or be merged into a Borrower, immediately upon consummation of the Acquisition (or if assets are being acquired, the acquiror shall be a Borrower), (vi) after giving effect to such Acquisition, the aggregate Costs of Acquisition and Earnout Payments incurred in any fiscal year of the Company (on a noncumulative basis, with the effect that amounts not incurred in any fiscal year may not be carried forward to a subsequent period) shall not exceed $100,000,000, of which not more than $20,000,000 shall be in connection with an Acquisition of a Person (or the assets of a Person) whose operations are primarily in a territory of the United States, (vii) after giving effect to such Acquisition, the aggregate Costs of Acquisition and Earnout Payments incurred since the Closing Date in connection with Acquisitions of Persons (or the assets of Persons) whose operations are primarily in one or more territories of the United States shall not exceed $50,000,000, and (viii) Section 6.12 is satisfied with respect to any Person that is or becomes a Material Subsidiary as a result of such Acquisition and any related transactions substantially simultaneously with the consummation of such Acquisition (without regard to the time limits provided in such Section 6.12).

This Amendment Letter, and the amendments to the Credit Agreement herein provided, shall become effective upon receipt by the Administrative Agent of an original of this Agreement, duly executed by the Borrowers, the Administrative Agent and the Required Lenders (which execution may be by facsimile signature, with originals to follow).

None of the terms or conditions of this Amendment Letter may be changed, modified, waived, or canceled, except in the manner as provided in the Credit Agreement with respect to any such change, modification, waiver, or cancellation. No provision hereof shall affect or impair any term or condition of the Credit Agreement or any of the other Loan Documents as currently in full force and effect.

This Amendment Letter may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one instrument.

[Signature pages follow.]

Sincerely yours, BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Kevin L. Ahart
	Name:	Kevin L. Ahart
	Title:	Assistant Vice President

ACCEPTED AND AGREED TO:

PEDIATRIX MEDICAL GROUP, INC., a Florida corporation
By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Chief Financial Officer

ALASKA NEONATOLOGY ASSOCIATES, INC.
ASSOCIATES IN NEONATOLOGY, INC.
AUGUSTA NEONATOLOGY ASSOCIATES, P.C.
BNA ACQUISITION COMPANY, INC.
CENTRAL OKLAHOMA NEONATOLOGY ASSOCIATES, INC.
CNA ACQUISITION CORP.
FLORIDA REGIONAL NEONATAL ASSOCIATES, INC.
FOOTHILL MEDICAL GROUP, INC.
FORT WORTH NEONATAL ASSOCIATES BILLING, INC.
GNPA ACQUISITION COMPANY, INC.
MAGELLA HEALTHCARE CORPORATION
MAGELLA HEALTHCARE GROUP, L.P.
MAGELLA MEDICAL ASSOCIATES BILLING, INC.
MAGELLA MEDICAL ASSOCIATES MIDWEST, P.C.
MAGELLA MEDICAL ASSOCIATES OF GEORGIA, P.C.
MAGELLA MEDICAL GROUP, INC.
MAGELLA NEVADA, LLC
MAGELLA TEXAS, LLC

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-In-Fact

MNPC ACQUISITION COMPANY, INC.
MOUNTAIN STATES NEONATOLOGY, INC.
NACF ACQUISITION COMPANY, INC.
NEONATAL AND PEDIATRIC INTENSIVE
     CARE MEDICAL GROUP, INC.
NEONATOLOGY ASSOCIATES BILLING, INC.
NEONATAL SPECIALISTS, LTD.
NSPA ACQUISITION COMPANY, INC.
OBSTETRIX ACQUISITION COMPANY
     OF ARIZONA, INC.
OBSTETRIX ACQUISITION COMPANY OF
     COLORADO, INC.
OBSTETRIX MEDICAL GROUP
     OF ARIZONA, P.C.
OBSTETRIX MEDICAL GROUP
     OF CALIFORNIA, A
     PROFESSIONAL CORPORATION
OBSTETRIX MEDICAL GROUP
     OF COLORADO, P.C.
OBSTETRIX MEDICAL GROUP OF
     KANSAS AND MISSOURI, P.A.
OBSTETRIX MEDICAL GROUP OF
     PHOENIX, P.C.
OBSTETRIX MEDICAL GROUP OF
     TEXAS BILLING, INC.
OBSTETRIX MEDICAL GROUP OF
     WASHINGTON, INC., P.S.
OBSTETRIX MEDICAL GROUP, INC.
OZARK NEONATAL ASSOCIATES, INC.
PALM BEACH NEO ACQUISITIONS, INC.
PASCV ACQUISITION COMPANY, INC.
PEDIATRIX ACQUISITION COMPANY
     OF OHIO, INC.
PEDIATRIX ACQUISITION COMPANY
     OF WASHINGTON, INC.
PEDIATRIX FLORIDA LLC

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-In-Fact

PEDIATRIX MEDICAL GROUP
     NEONATOLOGY AND PEDIATRIC
     INTENSIVE CARE SPECIALISTS OF
     NEW YORK, P.C.
PEDIATRIX MEDICAL GROUP OF
     ARKANSAS, P.A.
PEDIATRIX MEDICAL GROUP OF
     CALIFORNIA, A PROFESSIONAL
     CORPORATION
PEDIATRIX MEDICAL GROUP OF
     COLORADO, P.C.
PEDIATRIX MEDICAL GROUP OF
     DELAWARE, INC.
PEDIATRIX MEDICAL GROUP OF
     FLORIDA, INC.
PEDIATRIX MEDICAL GROUP OF
     GEORGIA, P.C.
PEDIATRIX MEDICAL GROUP OF
     ILLINOIS, P.C.
PEDIATRIX MEDICAL GROUP OF
     INDIANA, P.C.
PEDIATRIX MEDICAL GROUP OF
     KANSAS, P.A.
PEDIATRIX MEDICAL GROUP OF
     KENTUCKY, P.S.C.
PEDIATRIX MEDICAL GROUP OF
     LOUISIANA, L.L.C.
PEDIATRIX MEDICAL GROUP OF
     MICHIGAN, P.C.
PEDIATRIX MEDICAL GROUP OF
     MISSOURI, P.C.
PEDIATRIX MEDICAL GROUP OF
     NEW MEXICO, P.C.
PEDIATRIX MEDICAL GROUP OF
     NORTH CAROLINA, P.C.
PEDIATRIX MEDICAL GROUP OF
     OHIO CORP.
PEDIATRIX MEDICAL GROUP OF
     OKLAHOMA, P.C.

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-In-Fact

PEDIATRIX MEDICAL GROUP OF
     PENNSYLVANIA, P.C.
PEDIATRIX MEDICAL GROUP OF
     PUERTO RICO, P.S.C.
PEDIATRIX MEDICAL GROUP OF
     SOUTH CAROLINA, P.A.
PEDIATRIX MEDICAL GROUP OF
     TENNESSEE, P.C.
PEDIATRIX MEDICAL GROUP OF
     TEXAS BILLING, INC
PEDIATRIX MEDICAL GROUP OF
     WASHINGTON, INC., P.S.
PEDIATRIX MEDICAL GROUP, INC., a
     Utah corporation
PEDIATRIX MEDICAL GROUP, P.A.
PEDIATRIX MEDICAL GROUP, P.C., a
     Virginia corporation
PEDIATRIX MEDICAL GROUP, P.C., a
     West Virginia corporation
PEDIATRIX MEDICAL MANAGEMENT, L.P.
PEDIATRIX MEDICAL SERVICES, INC.
PEDIATRIX OF MARYLAND, P.A.
PEDIATRIX SCREENING, INC.
PEDIATRIX TEXAS I LLC
PEDIATRIX VIRGINIA ACQUISITION
     COMPANY, INC.
PERINATAL PEDIATRICS, P.A.
PMG ACQUISITION CORP.
PMGSC, P.A.
PNA ACQUISITION CO., INC.
POKROY MEDICAL GROUP OF NEVADA,
     LTD.
RPNA ACQUISITION COMPANY, INC.
SCPMC ACQUISITION CO.
SNCA ACQUISITION COMPANY, INC.
ST. JOSEPH NEONATOLOGY
     CONSULTANTS, INC.

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-In-Fact

TEXAS MATERNAL FETAL MEDICINE
     BILLING, INC.
TEXAS NEWBORN SERVICES, INC.
TUCSON PERINATAL SERVICES, P.C.

By:	/s/ Karl B. Wagner
	Name:	Karl B. Wagner
	Title:	Attorney-In-Fact

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Richard Hardison
	Name:	Richard Hardison
	Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION
By:	/s/ Jose M. Cruz
	Name:	Jose M. Cruz
	Title:	Senior Vice President

SUNTRUST BANK
By:	/s/ David P. Singleton
	Name:	David P. Singleton
	Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ S. Walker Choppin
	Name:	S. Walker Choppin
	Title:	Senior Vice President

WACHOVIA BANK, N.A.
By:	/s/ Juan Castro
	Name:	Juan Castro
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION
By:	/s/ J. T. Taylor
	Name:	J. T. Taylor
	Title:	Senior Vice President

UBS LOAN FINANCE LLC
By:	/s/ Wilfred V. Saint
	Name:	Wilfred V. Saint
	Title:	Director Banking Products Services, US

By:	/s/ Joselin Fernandes
	Name:	Joselin Fernandes
	Title:	Associate Director Banking Products Services, US

THE INTERNATIONAL BANK OF MIAMI, N.A.
By:	/s/ Panayiotis Ch. Zotos
	Name:	Panayiotis Ch. Zotos
	Title:	Senior Vice President